SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds- Growth Portfolio --
Class A
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
2/7/94

TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   5 Years      10 Years*

P   = Initial Investment         $1,000   n/a          1,000

ERV = Ending Redeemable Value    $1,136   n/a          $1,126

T   = Average Annual
      Total Return               13.58%   n/a           7.44%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $312,256

Expenses                         $139,557

Reimbursement                    $0

Average shares                   11,498,639

NAV                              $10.07

Sales Charge                     5.75%

POP                              $10.68

Yield at POP                      1.69%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds -Growth Portfolio --
Class B
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
2/16/94

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1,000     n/a       $1,000

ERV = Ending Redeemable Value    $1,146     n/a       $1,140

T   = Average Annual
      Total Return                14.57%    n/a         8.28%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $310,563

Expenses                         $209,131

Reimbursement                    $0

Average shares                   11,506,648

NAV                              $9.98

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     1.06%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds -Growth Portfolio --
Class C
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
9/1/94

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1,000     n/a       $1,000

ERV = Ending Redeemable Value    $1,185      n/a      $1,185

T   = Average Annual
      Total Return                18.46%    n/a        17.00%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $21,153

Expenses                         $14,200

Reimbursement                    $0

Average shares                   783,924

NAV                              $9.94

Maximum Contingent Deferred
    Sales Charge                 1.0%

Yield at NAV                     1.07%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds- Growth Portfolio --
Class M
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
2/3/95

TOTAL RETURN

Formula  --  Cumulative Total Return:     ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   5 Years      10 Years*

P   = Initial Investment         n/a      n/a          1,000

ERV = Ending Redeemable Value    n/a      n/a          $1,152

T   = Cumulative
      Total Return               n/a       n/a         15.19%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $7,300

Expenses                         $5,278

Reimbursement                      $0

Average shares                   288,330

NAV                              $10.01

Sales Charge                      3.50%

POP                              $10.37

Yield at POP                      0.81%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds -Growth Portfolio --
Class Y
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
7/14/94

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1,000     n/a       $1,000

ERV = Ending Redeemable Value    $1,209      n/a      $1,240

T   = Average Annual
      Total Return                20.94%    n/a        16.89%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $115,019

Expenses                         $46,038

Reimbursement                    $0

Average shares                   4,551,344

NAV                              $10.09

Yield at NAV                     1.81%